Exhibit 99.1

For Immediate Release	CONTACT:

Investors/Media:	Investors:	Media:
Blaine Davis	Jonathan Neely	Heather Zoumas Lubeski
+353-1-268-2001	(484) 216-6645	(484) 216-6829
(484) 216-7158

Endo International plc Announces Pricing of Private Offering Of Senior Notes

DUBLIN, Jan. 21, 2015– Endo International plc (NASDAQ: ENDP) (TSX: ENL) (“Endo”) today announced that on January 20, 2015, Endo Limited, Endo Finance LLC and Endo Finco Inc., its wholly-owned subsidiaries, priced $1.2 billion aggregate principal amount of 6.00% senior notes due February 2025 at an issue price of $1,000 per $1,000 principal amount in connection with their previously announced private offering. The notes will be unsecured, unsubordinated obligations of Endo Limited, Endo Finance LLC and Endo Finco Inc. and will be guaranteed by certain of Endo Limited’s direct and indirect subsidiaries.

Endo intends to use the net proceeds from the offering, together with cash on hand and revolver borrowings under its credit facility, to (i) finance its acquisition of Auxilium Pharmaceuticals, Inc. (“Auxilium”), (ii) refinance certain indebtedness of Auxilium and (iii) pay related fees and expenses.

The notes and the related guarantees have not been registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A, and outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release will not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. These forward-looking statements include the following: Endo’s intention to offer $1.2 billion in aggregate principal amount of notes and to incur revolver borrowings under its credit facility and Endo’s intention regarding the use of the net proceeds of the offering and borrowings under its credit facility. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo Health Solutions Inc.’s (“EHSI”) Form 10-K, and Endo’s Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in EHSI’s Annual Report on Form 10-K. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

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